Exhibit 10.1

AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of February 18, 2016, is by and among MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company (the “MasterCraft”), MASTERCRAFT SERVICES, INC., a Tennessee corporation (“Services”), MCBC HYDRA BOATS, LLC, a Tennessee limited liability company (“Hydra”), MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation (“Sales Administration”; and together with MasterCraft, Services and Hydra, each a “Borrower” and collectively the “Borrowers”), MCBC HOLDINGS, INC., a Delaware corporation and a Guarantor (“Holdings”), the Lenders (as defined in the Credit Agreement described below) party hereto and FIFTH THIRD BANK, an Ohio banking corporation, as Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrowers, Holdings, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 13, 2015 (the “Original Credit Agreement”, and as the same is amended by this Amendment and as the same may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties desire to implement a share repurchase program and in connection therewith, have requested that the Required Lenders amend certain provisions of the Credit Agreement to permit the implementation of such program; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT

1.1          Amendment to Section 6.15.  Section 6.15 of the Credit Agreement is hereby amended as follows:

(a)           By deleting the word “and” at the end of clause (e) of such Section;

(b)           By deleting the period at the end of clause (f) of such Section and replacing it with the phrase “; and”; and

(c)          By adding the following clause (g) to such Section:

“(g) any Credit Party may make Restricted Payments in an aggregate amount not to exceed $20,000,000 during the period commencing on February 17, 2016 and ending on the last day of the term of this Agreement in order to repurchase any class of Equity Interest of any Credit Party or any of its Subsidiaries pursuant to a share repurchase program or other share repurchase authorized by the Board of Directors of any of the Credit Parties, including the repurchase of Equity Interests from certain members of senior management of the Credit Party; provided that (i) no Default as a result of non-payment or Event of Default exists as of the date of such share repurchase, and (ii) the Credit Party delivers to Agent written notice of such repurchase, including the number of shares and aggregate purchase price for such shares, not later than within one week of such share repurchase.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1          Closing Conditions.  This Amendment shall become effective as of February 18, 2016 (the “Amendment Effective Date”) upon the Agent receiving a copy of this Amendment, duly executed by each of the Credit Parties, the Agent, and the Required Lenders.

2.2          Amendment Fee. In consideration of the accommodations set forth in this Amendment, the Borrowers shall pay to Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $25,000, which fee shall be fully earned on the date of this Amendment and shall be non-refundable. The Borrowers hereby authorize Agent to charge such amendment fee to the account of the Borrowers as of the date of this Amendment.

ARTICLE III
MISCELLANEOUS

3.1          Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2          Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

2

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects (except those that are qualified by materiality or a Material Adverse Effect, which representations and warranties are true and correct in all respects) as of the date hereof (except for those which expressly relate to an earlier date).

(e)           After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)            The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Agent and the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

3.3          Reaffirmation of Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4          Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5          Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

3.6          Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

3.7          Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3

3.8          Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9          GOVERNING LAW.  THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

3.10        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11        Submission to Jurisdction; Waiver of Jury Trial.  The submission to jurisdiction and waiver of jury trial provisions set forth in Section 10.20 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

MCBC HYDRA BOATS, LLC, a Tennessee limited liability company

	By:	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT SERVICES, INC., a Tennessee corporation

	By:	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation

	By:	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

OTHER CREDIT PARTIES:	MCBC HOLDINGS, INC., a Delaware corporation

	By:	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as a Lender, as L/C Issuer, and as Agent

	By:	/s/ Carrie Weisman
Carrie Weisman
Assistant Vice President

LENDER:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Marcus Smith
Marcus Smith
Senior Vice President